                                  EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with Securities and Exchange Commission of the Annual Report of Hemagen Diagnostics, Inc. on Form 10-KSB for the period ending September 30, 2005, (the "Report"), I, Deborah F. Ricci, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Deborah F. Ricci
-------------------------------------
Deborah F. Ricci
Chief Financial Officer
(Principal Financial Officer)

December 23, 2005